UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Gratry International Growth Fund
(Institutional Class: GGIGX)

ANNUAL REPORT
May 31, 2016

Gratry International Growth Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	27

This report and the financial statements contained herein are provided for the general information of the shareholders of the Gratry International Growth Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.gratryfunds.com

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with the 2016 annual report on the Gratry International Growth Fund (Institutional Share Class; symbol: GGIGX). Gratry & Company, LLC (“Gratry” or the “Advisor”) is the investment adviser to the Fund. As we approach the third anniversary of the inception of the Fund on June 28, 2016. Gratry is in sound financial health and there were no changes in the past year to the team that manages the Fund. We take pride in the continuity of our firm and our investment team and you can learn more about us at www.gratry.com.

A discussion of the Fund’s performance and the investment environment in which we find ourselves follows below. But first, as a reminder, we offer a brief overview of the basic tenets of our approach to international equity portfolio management.

Our investment thesis is two-fold. We believe: 1) over the long-term, all else equal, macro-economic performance drives equity prices; and 2) over that same period, the stocks of higher-quality companies will outperform the overall market. Our investment process attempts to validate this thesis. We analyze and monitor, on an on-going basis, the macro-economic health of the countries in our investable universe. This analysis helps shape our “world economic views”, which in turn drives our outlook for the various market industries and sectors. We combine this “top-down” analysis with a fundamental “bottom-up” stock selection process. Our primary stock selection criteria are: 1) Growth; 2) Quality; and 3) Reasonable Valuations. We also tend to invest in larger companies.

Performance Review:

For the fiscal year ended May 31, 2016, the Gratry International Growth Fund returned -18.85% (NAV return before taxes). By way of comparison the Fund’s benchmark, the MSCI World ex-US (net) Index, declined 9.66% during the same period.

While we are disappointed in our near-term results, we believe the weakness in our relative returns are more a matter of our investment philosophy and approach being at odds with the prevailing capital market environment, which has rewarded investment in higher risk assets, due in part to the global interest rate environment and the monetary policies being carried out by the major central banks. Global equity markets have exhibited extreme volatility in recent quarters, influenced in part by the commensurate fluctuations in global currencies. Indeed, just one year ago, the Fund’s one-year rolling performance was nearly 700 basis points (7.00%) ahead of its index.

We have become increasingly concerned about exogenous factors that we believe are having an unduly negative impact the global investment environment for public equities (actively managed). In other words, in many cases, the fundamentals of individual companies or even a broader sector or industry group are being largely overwhelmed by the policies of hyperactive central banks, geopolitical unrest, and weak commodity prices. And we are not alone. From books by Mohamed El-Erian to speeches by Christine LaGarde at the IMF, warnings abound pointing to the dangers of the “sugar high” that risk assets have been on since the onset of the Great Recession following massive and unprecedented quantitative easing policies prescribed by the world’s major central banks. Thus, we find ourselves in an investment environment which penalizes savers and encourages excessive risk-taking. Companies are not investing – at least not in plant and equipment. But they sure are fond of buying back their own stock! And consumers are not spending. Thus, we believe the global economy will continue to grow at an anemic pace, and capital markets will exhibit unusual volatility, until such time as political leaders do their part by engaging in reforms (structural, fiscal, tax policy, etc.) that promote real economic growth. It should be such growth that drives stock prices over time, not excessively accommodative monetary policy.

3201 Enterprise Parkway – Ste 495, Beachwood, Ohio  44122               855-4GRATRY (447-2879)
www.gratryfunds.com

Letter to Shareholders

Genuine fear gripped investors as global equity markets stumbled badly to start 2016. Steep declines in Chinese equity prices set the tone, and negative sentiment spread to Europe, the United States, and the other Emerging Markets. Stocks in the U.S. bottomed for the quarter on February 11th having fallen some 9% in price terms. European and Chinese equities fell even further before settling. With the U.S. Fed having just raised short-term rates in December, investors suddenly became leery of valuations, a stronger US$, weak commodity prices, and a slowing Chinese economy. But then The Bank of Japan and the ECB stepped up with additional monetary stimulus to put a floor under equity prices. Short term interest rates are now negative in Japan following a surprise move by the BOJ (more below). Now more than one-third (over $7 trillion) of outstanding government debt globally trades at a negative yield! The ensuing rally in global equities was nothing short of stunning. Oil bottomed at around US$ 26/bbl and then rallied to the high $30’s.

Topics of Important Consideration going forward:

Economic Growth: We agree with the multiple assessments of weakening global growth being made by independent macroeconomic research firms/think-tanks such as the OECD, the World Bank, IMF, and the European Union.

Japan: In April we sold the remainder of our Japan ETF and our position in Toyota. We feel that our Japan exposure of 14% (benchmarks at over 21%) is prudent given the state of the economy, central bank policy, and currency. We have recently transitioned to six Japanese positions, none of which rely on a weak yen to maintain sales (e.g. exporters).

Materials/Energy Sector: Our fundamental analysis shows that the +70% bounce in the price of oil (since mid-February) is not sustainable given declining global growth estimates, over-supply (2 mm barrels/day) and record inventory in storage. However, our under-weight exposure to both sectors hurt performance in the first quarter. Adding one name to each sector would give us a neutral (or near-neutral) weighting. We are currently analyzing our energy and material sector stocks for possible addition to the portfolios.

3201 Enterprise Parkway – Ste 495, Beachwood, Ohio  44122               855-4GRATRY (447-2879)
www.gratryfunds.com

Letter to Shareholders

Financials Sector: Our large underweight allocation hurt performance and we are analyzing the addition of two names (a 5% increase in exposure). Both benchmarks have financial sector exposure near or above 25%. Negative interest rates in many foreign markets, risky asset holdings by central banks, the June “BrExit” vote in the U.K. and slowing global growth make it hard to justify a market weight in financial sector stocks.

Industrials Sector: Given the decline in global growth estimates, we are in the process of implementing a reduction to this sector by one or two names, to less than 20%, versus 13% in the benchmarks. (This sector performed well during the last few quarters.)

Currency (US $): We believe that long-term investors cannot “time” currency movements. However, we obviously under-estimated the impact of the weakening U.S. dollar on emerging markets, material/energy stocks and commodity-sensitive developed markets (e.g. Canada, Australia).

Political & Other Events: We are closely watching the following topics/events: the May 26-27 G7 meeting in Japan; the upcoming impeachment vote in Brazil; the June 26th BrExit vote; upcoming U.S. elections; as well as Fed “speak” and its impact on the relative strength of the U.S. Dollar.

As previously noted, we are long-term investors with our personal money invested alongside yours in the Fund. We appreciate the confidence you have shown in us and we will strive every day to continue to earn it.

Sincerely,

Gratry & Company, LLC
Beachwood, Ohio

3201 Enterprise Parkway – Ste 495, Beachwood, Ohio  44122               855-4GRATRY (447-2879)
www.gratryfunds.com

Letter to Shareholders

Important Information
The views in this letter were as of May 31, 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Foreign investments present risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

MSCI World ex-US Index (net) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the USA. The index is unmanaged and does not incur management fees, transaction costs or other expenses. Returns include net (after foreign taxes) dividends received. It is not possible to invest directly in the Index.

3201 Enterprise Parkway – Ste 495, Beachwood, Ohio  44122               855-4GRATRY (447-2879)
www.gratryfunds.com

Gratry International Growth Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI World ex-U.S. Index. Results include the reinvestment of all dividends and capital gains.
The MSCI World ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.
Average Annual Total Returns as of May 31, 2016	1 Year	2 Years	Since Inception	Inception Date
Gratry International Growth Fund – Institutional Class	-18.85%	-6.74%	0.34%	06/28/13
MSCI World ex-U.S. Index	-9.66%	-5.49%	3.01%	06/28/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 4GRATRY (855-447-2879).

Gross and net expense ratios for the Institutional Class shares were 2.53% and 1.21%, respectively, which were the amounts stated in the current prospectus dated October 1, 2015.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.20% of the average daily net assets of the Fund’s Institutional Class shares. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until September 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursement occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

Gratry International Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS – 96.5%
	BELGIUM – 7.4%
3,960	Anheuser-Busch InBev N.V. - ADR	$499,831
16,320	Delhaize Group - ADR	426,605
28,245	Euronav N.V.	296,855
		1,223,291
	CANADA – 6.5%
9,115	CGI Group, Inc.*	426,400
12,685	IMAX Corp.*	422,918
5,140	Toronto-Dominion Bank	224,104
		1,073,422
	DENMARK – 2.8%
8,175	Novo Nordisk A/S - ADR	458,127

	GERMANY – 7.3%
2,840	Bayer A.G. - ADR	270,936
6,080	SAP S.E. - ADR	492,906
4,080	Siemens A.G. - ADR	440,048
		1,203,890
	HONG KONG – 1.3%
19,175	CK Hutchison Holdings Ltd. - ADR	221,855

	INDIA – 3.2%
8,180	HDFC Bank Ltd. - ADR	526,465

	IRELAND – 13.4%
5,030	Accenture PLC - Class A	598,419
1,500	Allergan PLC*	353,625
14,390	CRH PLC - ADR	440,478
5,135	ICON PLC*	361,710
5,238	Ryanair Holdings PLC - ADR	457,801
		2,212,033
	ISRAEL – 5.5%
5,655	Check Point Software Technologies Ltd.*	480,505
4,605	Elbit Systems Ltd.	432,962
		913,467
	JAPAN – 14.0%
27,535	East Japan Railway Co. - ADR	415,503
22,430	Japan Airlines Co., Ltd. - ADR	383,553
19,640	Japan Tobacco, Inc. - ADR	389,068
31,580	KDDI Corp. - ADR	456,173
10,265	Nippon Telegraph & Telephone Corp. - ADR	449,402

Gratry International Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN (Continued)
8,328	Sony Corp. - ADR	$232,018
		2,325,717
	MEXICO – 1.4%
9,730	Wal-Mart de Mexico S.A.B. de C.V. - ADR	226,514

	NETHERLANDS – 13.9%
38,620	ING Groep N.V. - ADR	480,433
22,635	Koninklijke Ahold N.V. - ADR	501,175
4,950	LyondellBasell Industries N.V. - Class A	402,732
5,610	NXP Semiconductor N.V.*	530,089
8,050	Royal Dutch Shell PLC - Class A - ADR	390,344
		2,304,773
	SINGAPORE – 3.6%
3,910	Broadcom Ltd.	603,548

	SWITZERLAND – 2.7%
3,535	Chubb Ltd.	447,566

	UNITED KINGDOM – 13.5%
14,310	BP PLC - ADR	449,334
4,945	Carnival PLC - ADR	244,678
6,905	Delphi Automotive PLC	469,264
3,785	National Grid PLC - ADR	279,371
4,250	Randgold Resources Ltd. - ADR	358,318
12,995	Vodafone Group PLC - ADR	441,700
		2,242,665
	TOTAL COMMON STOCKS (Cost $15,837,698)	15,983,333

Principal Amount

	SHORT-TERM INVESTMENTS – 4.5%
$745,713	UMB Money Market Fiduciary, 0.01%[1]	745,713

	TOTAL SHORT-TERM INVESTMENTS (Cost $745,713)	745,713

Gratry International Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

TOTAL INVESTMENTS – 101.0% (Cost $16,583,411)	$16,729,046
Liabilities in Excess of Other Assets – (1.0)%	(163,378)

TOTAL NET ASSETS – 100.0%	$16,565,668

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Industrials	19.6%
Technology	15.3%
Consumer Staples	12.3%
Financials	10.1%
Health Care	8.7%
Consumer Discretionary	8.3%
Communications	8.1%
Materials	7.3%
Energy	5.1%
Utilities	1.7%
Total Common Stocks	96.5%
Short-Term Investments	4.5%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2016

Assets:
Investments, at value (cost $16,583,411)	$16,729,046
Receivables:
Investment securities sold	19,534
Dividends and interest	49,595
Due from Advisor	5,005
Prepaid expenses	12,782
Total assets	16,815,962

Liabilities:
Payables:
Investment securities purchased	122,459
Fund shares redeemed	81,101
Shareholder servicing fees (Note 8)	3,156
Auditing fees	17,498
Fund accounting fees	6,721
Fund administration fees	4,790
Transfer agent fees and expenses	3,743
Custody fees	3,148
Chief Compliance Officer fees	1,810
Accrued other expenses	5,868
Total liabilities	250,294

Net Assets	$16,565,668

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$19,078,310
Accumulated net investment income	71,522
Accumulated net realized loss on investments	(2,729,799)
Net unrealized appreciation on investments	145,635
Net Assets	$16,565,668

Institutional Class:
Shares of beneficial interest issued and outstanding	1,678,065
Net asset value per share	$9.87

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
STATEMENT OF OPERATIONS
For the year ended May 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $27,350)	$479,788
Interest	117
Total investment income	479,905

Expenses:
Advisory fees	113,986
Fund administration fees	42,000
Fund accounting fees	38,627
Transfer agent fees and expenses	26,700
Registration fees	22,406
Auditing fees	17,498
Legal fees	14,299
Chief Compliance Officer fees	14,200
Shareholder servicing fees (Note 8)	13,777
Custody fees	13,601
Shareholder reporting fees	8,998
Miscellaneous	6,499
Trustees' fees and expenses	5,999
Insurance fees	1,201

Total expenses	339,791
Advisory fees waived	(113,986)
Other expenses absorbed	(30,433)
Net expenses	195,372
Net investment income	284,533

Realized and Unrealized Loss from Investments:
Net realized loss on investments	(2,116,089)
Net change in unrealized appreciation/depreciation on investments	(1,641,082)
Net realized and unrealized loss on investments	(3,757,171)

Net Decrease in Net Assets from Operations	$(3,472,638)

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	Ended	Ended
	May 31, 2016	May 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$284,533	$51,477
Net realized loss on investments	(2,116,089)	(379,493)
Net change in unrealized appreciation/depreciation on investments	(1,641,082)	1,213,315
Net increase (decrease) in net assets resulting from operations	(3,472,638)	885,299

Distributions to Shareholders:
From net investment income	(232,096)	(104,279)
From net realized gain	-	(57)
Total distributions to shareholders	(232,096)	(104,336)

Capital Transactions:
Institutional Class:
Net proceeds from shares sold	9,293,051	8,283,526
Reinvestment of distributions	181,195	98,730
Cost of shares redeemed[1]	(6,359,317)	(3,741,248)
Net increase in net assets from capital transactions	3,114,929	4,641,008

Total increase (decrease) in net assets	(589,805)	5,421,971

Net Assets:
Beginning of period	17,155,473	11,733,502
End of period	$16,565,668	$17,155,473

Accumulated net investment income	$71,522	$27,887

Capital Share Transactions:
Institutional Class:
Shares sold	881,386	698,521
Shares reinvested	17,191	9,192
Shares redeemed	(611,088)	(327,909)
Net increase in capital share transactions	287,489	379,804

[1]	Net of redemption fees of $104 and $139, respectively.

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the year ended		For the year ended		For the Period June 28, 2013* through
	May 31, 2016		May 31, 2015		May 31, 2014
Net asset value, beginning of period	$12.34		$11.61		$10.00
Income from Investment Operations:
Net investment income[1]	0.18		0.05		0.19
Net realized and unrealized gain (loss) on investments	(2.50)		0.77		1.41
Total from investment operations	(2.32)		0.82		1.60

Less Distributions:
From net investment income	(0.15)		(0.09)		-
From net realized gain	-		-	[2]	-
Total distributions	(0.15)		(0.09)		-

Redemption fee proceeds[1]	-	[2]	-	[2]	0.01

Net asset value, end of period	$9.87		$12.34		$11.61

Total return [3]	(18.85)%		7.19%		16.10%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,566		$17,155		$11,734

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.09%		2.52%		5.24%	[5]
After fees waived and expenses absorbed	1.20%		1.20%		1.20%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.86%		(0.92)%		(2.22)%	[5]
After fees waived and expenses absorbed	1.75%		0.40%		1.82%	[5]
Portfolio turnover rate	87%		59%		51%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived and/or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2016

Note 1 – Organization
Gratry International Growth Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund is authorized to offer two classes of shares, the Investor Class (currently not available for purchase) and the Institutional Class. The Fund commenced investment operations on June 28, 2013.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filled in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted prior to when the Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended May 31, 2014-2015, and as of and during the year ended May 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Gratry & Company, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.70% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund’s Institutional Class shares, respectively. This agreement is in effect until September 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended May 31, 2016, the Advisor waived all of its advisory fees and absorbed other expenses totaling $144,419. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At May 31, 2016, the amount of these potentially recoverable expenses was $503,063. The Advisor may recapture all or a portion of this amount no later than May 31 of the years stated below:

2017	$188,504
2018	170,140
2019	144,419
$503,063

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended May 31, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At May 31, 2016, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$16,756,816

Gross unrealized appreciation	951,725
Gross unrealized depreciation	(979,495)
Net unrealized depreciation on investments	$(27,770)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing difference in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2016 permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized loss on investments as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
230	(8,802)	8,572

As of May 31, 2016 the components of accumulated earnings (deficit) on a tax basis for the funds were as follows:

Undistributed ordinary income	$71,522
Undistributed long-term gains	-
Tax accumulated earnings	71,522

Accumulated capital and other losses	$(2,556,394)
Unrealized appreciation (depreciation) on investments	(27,770)
Total accumulated earnings (deficit)	$(2,512,642)

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

The tax character of distributions paid during the fiscal year ended May 31, 2016 were as follows:

	2016	2015
Distributions paid from :
Ordinary income	$232,096	$104,336
Net long-term capital gains	-	-
Total distributions paid	$232,096	$104,336

As of May 31, 2016, the Fund had a short-term capital loss carryover of $2,124,708 and long-term capital loss carryover of $431,686. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fees
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended May 31, 2016, and May 31, 2015, the Fund received $104 and $139, respectively.

Note 6 – Investment Transactions
For the year ended May 31, 2016, purchases and sales of investments, excluding short-term investments, were $16,806,579 and $13,272,340, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of a distribution fee at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares. Institutional Class shares are not subject to any distribution fees under the Plan.

For the year ended May 31, 2016, there were no distribution fees incurred by the Fund.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended May 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$15,983,333	$-	$-	$15,983,333
Short-Term Investments	745,713	-	-	745,713
Total Investments	$16,729,046	$-	$-	$16,729,046

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the schedule of investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 - Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Gratry International Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of May 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 28, 2013 (commencement of operations) to May 31, 2014.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gratry International Growth Fund as of May 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period June 28, 2013 to May 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 29, 2016

Gratry International Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the period ended May 31, 2016, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income
For the period ended May 31, 2016, 100% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 4GRATRY (855-447-2879).  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	80	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.

Gratry International Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

Gratry International Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.

Gratry International Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on March 8-10, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Gratry & Company LLC (the “Investment Advisor”) with respect to the Gratry International Growth Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the MSCI All Country World EX USA Index (the “MSCI Index”) and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Foreign Large Growth fund universe (the “Fund Universe”) for the one-year period ended December 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of the Peer Group and the Fund Universe.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the total return of the Fund for the one-year period was below the Fund Universe median return, the Peer Group median return, and the MSCI All Country World EX USA Index return by 4.88%, 4.57%, and 2.26%, respectively.  The Fund’s return in 2014 exceeded the return of the Index and was in the 26th percentile of funds in the Fund Universe.  The Trustees considered the Investment Advisor’s observation that it is a fundamental investment manager, and when macroeconomic and company fundamentals work as expected, the Fund is designed to perform well by identifying macroeconomic trends and sector themes and selecting strong growth companies through fundamental analysis; however, recently, markets have been driven by extraordinary exogenous factors (e.g., central bank policies, geopolitical events, and credit market concerns) rather than fundamentals, which have rendered the investment environment considerably more challenging for the Investment Advisor’s investment approach.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Gratry International Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the meeting materials indicated that the Fund’s investment advisory fees (gross of fee waivers) were lower than the Peer Group and the Fund Universe medians.  The Trustees noted that for the year ended December 31, 2015, the Investment Advisor had waived its entire advisory fee and subsidized certain operating expenses with respect to the Fund because of the Fund’s low asset levels.  The Trustees also observed that the advisory fee charged by the Investment Advisor to the Fund is within the range of fees charged by the Investment Advisor to its other clients to manage accounts using the same strategies as the Fund, and that the Investment Advisor’s management of the Fund includes oversight of the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s separate account clients.

The meeting materials indicated that the total expenses paid by the Fund (net of fee waivers) were higher than the Peer Group and Fund Universe medians by 0.19% and 0.20%, respectively.  The Trustees noted that the Fund’s average net assets were significantly lower than the average net asset size of funds in the Fund Universe and Peer Group.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the compensation payable to the Investment Advisor pursuant to the Advisory Agreement is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended December 31, 2015.  The Trustees noted that the Investment Advisor had waived its entire advisory fee and subsidized certain of the Fund’s operating expenses.  The Board also considered the benefits received by the Investment Advisor as a result of its relationship with the Fund (other than its receipt of investment advisory fees), including research received from broker-dealers providing execution services to the Fund, beneficial effects from the oversight of the Trust’s Chief Compliance Officer with respect to the Investment Advisor’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Trustees also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were relatively small and were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Gratry International Growth Fund
EXPENSE EXAMPLE
For the Six Months Ended May 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and redemption fees, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only);  and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Institutional Class	12/1/15	5/31/16	12/1/15 – 5/31/16
Actual Performance	$1,000.00	$923.70	$5.77
Hypothetical Performance	1,000.00	1,019.00	6.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the period since inception). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

Gratry International Growth Fund
A series of Investment Managers Series Trust

Investment Advisor
Gratry & Company, LLC
3201 Enterprise Parkway, Suite 495
Beachwood, OH 44122

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Gratry International Growth Fund – Institutional Class	GGIGX	46141P 792

Privacy Principles of the Gratry International Growth Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Gratry International Growth Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 4GRATRY (855-447-2879) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 4GRATRY (855-447-2879) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (855) 4GRATRY (855-447-2879).  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Gratry International Growth Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 4GRATRY (855-447-2879)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-447-2879.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2016	FYE 5/31/2015
Audit Fees	$14,800	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2016	FYE 5/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 5/31/2016	FYE 5/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	08/08/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	08/08/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	08/08/16